Exhibit 32.2 to 2014 10-K

CERTIFICATION OF PERIODIC FINANCIAL REPORT BY CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K for the year ended December 31, 2015 of Convergys Corporation (the “Company”), as filed with the Securities and Exchange Commission on February 23, 2016 (the “Report”), I, Andre S. Valentine, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Andre S. Valentine
Andre S. Valentine Chief Financial Officer

February 23, 2016

A signed original of this written statement required by Section 906 has been provided to Convergys Corporation and will be retained by Convergys Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10-K and shall not be considered filed as part of the Form 10-K.